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                                                                    EXHIBIT 32.2


                   Certification of Periodic Financial Reports

I, G. Darcy Klug, of Omni Energy Services Corp., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(2) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Omni Energy Services Corp.


Dated: November 10, 2003


                                               /s/ G. Darcy Klug
                                               --------------------------------
                                               G. Darcy Klug
                                               Chief Financial Officer



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